Other Receivables	12 Months Ended
Dec. 31, 2024
Other Receivables
Other Receivables

Note 8. Other Receivables

As at December 31:	2024	2023
Royalty receivables	$9,492	$20,584
Interest receivables	196	1,093
Loans and current accounts (net of allowance of $nil as of both December 31, 2024 and 2023)*	22,394	30,489
Bank loans	7,736	6,850
Other	$896	8,767
	$40,714	$67,783

* The Group had various amounts owing from an affiliate controlled by the Executive Chairman of the Company.

Other receivables primarily arise in the normal course of business and are expected to be collected within one year from the reporting date.

Royalty receivables were due from a customer (i.e. the Operator) in the Royalty segment (see Note 5).

For further discussions on credit risk, see Note 25.